                                                                   Exhibit 10.40


                      LOAN DOCUMENT MODIFICATION AGREEMENT
                       NUMBER 3; DATED AS OF MAY 20, 1999

         LOAN DOCUMENT MODIFICATION AGREEMENT dated as of May 20, 1999 (this "Agreement") by and among Lionbridge Technologies Holdings B.V. and Lionbridge Technologies B.V. (each a "Borrower" and together the "Borrowers") and Lionbridge Technologies, Inc., a Delaware company with its principal place of business located at 950 Winter Street, #4300, Waltham, Massachusetts 02154 (the "Parent Guarantor") and SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

         1. REFERENCE TO EXISTING LOAN DOCUMENTS.

         Reference is hereby made to that Loan Agreement dated September 26, 1997 among the Bank and the Borrowers, as so amended on May 21, 1998 and February 25, 1999 (with the attached schedules and exhibits, and as the same may hereafter be further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement") and the Loan Documents referred to therein, including without limitation that certain Amended and Restated Promissory Note of the Borrowers dated May 21, 1998 in the principal amount of $8,000,000 (the "Note"), and the Security Documents referred to therein, including the Amended and Restated Guarantee of the Parent Guarantor dated as of May 21, 1998 in favor of the Bank (the "Parent Guarantee"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

         2. EFFECTIVE DATE.

         This Agreement shall become effective as of May 20, 1999 (the "Effective Date"), provided that the Bank shall have received the following on or before June 22, 1999 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California:

                  1. two copies of this Agreement, duly executed by each Borrower and the Parent Guarantor.

                  2. an amended and restated Promissory Note in the form enclosed herewith (the "Amended Note") duly executed by the Borrowers;

                  3. the attached consents of U.S. organized affiliated entities who have previously furnished guaranties in favor of the Bank of the obligations of the Borrowers, duly executed by officers thereof (executed consents of foreign organized affiliated entities shall be furnished to the Bank within ten
(10) days of the date hereof);

         By the signature of its authorized officer below, each Borrower and the Parent Guarantor is hereby representing that, except as modified in SCHEDULE A attached hereto, the representations of the Borrowers and the Parent Guarantor set forth in the Credit Agreement and the other Loan Documents (including those contained in the Parent Guarantee, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. Finally, each Borrower (and the Parent Guarantor signing below) agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Credit Agreement, the Parent Guarantee and the other Loan Documents to which it is a party. Finally, by the signature of its authorized officer set forth below, Lionbridge Technologies, Inc. authorizes the debiting of its depository account in the amount of $10,000 to cover payment of the Bank's modification fee.

         3. DESCRIPTION OF CHANGE IN TERMS.

         As of the Effective Date, the Parent Guarantee is modified in the following respects:

                  1. Section 13(b) is hereby amended and restated in its entirety as follows:

                           (b) QUICK RATIO. The Guarantor shall cause the
Consolidated Group to maintain at the end of each of the following fiscal periods a ratio of Quick Assets to Current Liabilities not less than the respective ratios set forth below opposite such periods:


          Fiscal Periods                                   Minimum Quick Ratio
          --------------                                   -------------------
          Quarter ending 3/31/99                               0.50 to 1.0
          Quarter ending 6/30/99 and thereafter                0.50 to 1.0



For purposes of this subparagraph (b), "Quick Assets" shall mean, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of less than 90 days of the Consolidated Group determined in accordance with GAAP; and "Current Liabilities" shall mean, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of the Guarantor and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under the Loan Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of the Guarantor, a Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding any Indebtedness incurred by the Guarantor or any Subsidiary that is subordinated to debt owing by the Guarantor or any Subsidiary to the Bank on terms acceptable to the Bank and is identified as such by the Bank ("Subordinated Debt").

                  2. Section 13(d) is hereby amended and restated in its entirety as follows:

                           (d) The Guarantor shall cause the Consolidated Group
to have at the end of the following fiscal period minimum EBITDA not less than the respective amount set forth below opposite such fiscal period:


          Fiscal Period                         Minimum Ebitda
          -------------                         --------------
          Quarter Ending 3/31/99                ($600,000)
          Quarter Ending 6/30/99                ($2,500,000), excluding charges
                                                against earnings of warrant/option
                                            value, accrued dividends and
                                        employee non-cash compensation of
                                   no greater than $6,500,000.



For purposes of this subparagraph (c) "EBITDA" means, for any applicable fiscal period, consolidated net income (or loss) after taxes for such period of the Guarantor and its Subsidiaries as determined in accordance with GAAP, plus the following to the extent deducted in computing the foregoing: (i) Interest Expense (as defined below); (ii) taxes; (iii) depreciation; (iv) amortization of good will and other intangibles; and (v) foreign exchange transaction gains and losses. "Interest Expense" means, for any applicable fiscal period, the sum of the aggregate amount of interest required to be paid in cash during such period on Indebtedness of the Guarantor and its Subsidiaries (on a consolidated basis).

                           3. Section 13(e) is hereby amended by deleting:

                            "(ii) as soon as available, but in any event within
                           ninety (90) days after the end of the fiscal year of the Consolidated Group, audited consolidated and consolidating financial statements of the Consolidated Group, prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank "

                           and replacing it with the following language:

                           "(ii) as soon as available, but in any event within ninety (90) days after the end of the fiscal year of the Consolidated Group, audited consolidated and consolidating financial statements of the Consolidated Group, prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; notwithstanding the foregoing, such financial statements for the fiscal year 1998 are due by June 25, 1999, and within 90 days thereafter".

                  4. The Compliance Certificate attached to the Parent Guarantee as Exhibit A is hereby amended and restated in its entirety by the form of Compliance Certificate attached hereto as EXHIBIT A.

                  5. The Guarantee, the Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.


         4. CONTINUING VALIDITY.

         Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Parent Guarantee", "thereunder", "thereof", "therein", or words of like import, shall mean and be a reference to the Parent Guarantee, as amended hereby. Except as specifically set forth above, the Parent Guarantee shall remain in full force and effect and is hereby ratified and confirmed.

         Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments and limited waiver set forth above
(i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.


         5. MISCELLANEOUS.

                  1. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

                  2. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                  3. EACH BORROWER AND THE PARENT GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

                  4. Each Borrower agrees, jointly and severally, to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                      BANK:

                                      SILICON VALLEY EAST, a Division
                                        of Silicon Valley Bank

                                      By:_____________________________
                                           Name: Andrew H. Tsao
                                           Title:   Vice President

                                      SILICON VALLEY BANK

                                      By:______________________________
                                           Name:
                                           Title:
                                           (signed in Santa Clara, CA)

                                      PARENT GUARANTOR:

                                      LIONBRIDGE TECHNOLOGIES, INC.

                                      By:______________________________
                                           Name:  Rory J. Cowan
                                           Title:  Managing Director

                                      BORROWERS:

                                      LIONBRIDGE TECHNOLOGIES HOLDINGS
                                      B.V.

                                      By:______________________________
                                           Name:
                                           Title:

                                      LIONBRIDGE TECHNOLOGIES B.V.

                                      By:______________________________
                                           Name:
                                           Title:

                                     CONSENT


         The undersigned, as Guarantor under the Guarantee dated as of September 26, 1997 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Loan Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Amended and Restated Promissory Note dated May 21, 1998, shall mean and be a reference to such Promissory Note, as amended and restated by the Amended Note dated May 20, 1999.


LIONBRIDGE TECHNOLOGIES IRELAND



By:___________________________
                                      Name:
                                      Title:

                                     CONSENT


         The undersigned, as Guarantor under the Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Loan Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Amended and Restated Promissory Note dated May 21, 1998, shall mean and be a reference to such Promissory Note, as amended and restated by the Amended Note dated May 20, 1999.


LIONBRIDGE TECHNOLOGIES, INC.



By:___________________________
                                      Name:
                                      Title:

                                     CONSENT


         The undersigned, as Guarantor under the Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Loan Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Amended and Restated Promissory Note dated May 21, 1998, shall mean and be a reference to such Promissory Note, as amended and restated by the Amended Note dated May 20, 1999


JAPANESE LANGUAGE SERVICES, INC.



By:___________________________
                                      Name:
                                      Title:

                                     CONSENT


         The undersigned, as Guarantor under the Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Loan Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Amended and Restated Promissory Note dated May 21, 1998, shall mean and be a reference to such Promissory Note, as amended and restated by the Amended Note dated May 20, 1999.


LIONBRIDGE TECHNOLOGIES
                                      CALIFORNIA, INC.



By:___________________________
                                      Name:
                                      Title:

                                     CONSENT


         The undersigned, as Guarantor under the Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Loan Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Amended and Restated Promissory Note dated May 21, 1998, shall mean and be a reference to such Promissory Note, as amended and restated by the Amended Note dated May 20, 1999.


LIONBRIDGE JAPAN K.K.



By:___________________________
                                      Name:
                                      Title:

                                     CONSENT


         The undersigned, as Guarantor under the Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Loan Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Amended and Restated Promissory Note dated May 21, 1998, shall mean and be a reference to such Promissory Note, as amended and restated by the Amended Note dated May 20, 1999.


LIONBRIDGE TECHNOLOGIES FRANCE



By:___________________________
                                      Name:
                                      Title:

                                     CONSENT


         The undersigned, as Guarantor under the Guarantee dated as of January 8, 1999 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Loan Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Amended and Restated Promissory Note dated May 21, 1998, shall mean and be a reference to such Promissory Note, as amended and restated May 20, 1999.


VERITEST, INC.



By:___________________________
                                      Name:
                                      Title:

                                   SCHEDULE A

                   EXCEPTIONS TO LOAN DOCUMENT REPRESENTATIONS


                                      None

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:        SILICON VALLEY BANK

FROM:      LIONBRIDGE TECHNOLOGIES, INC.

         The undersigned authorized officer of Lionbridge Technologies, Inc. (the "Parent Guarantor") hereby certifies that in accordance with the terms and conditions of the Guarantee in favor of Bank (the "Guarantee"), (i) except as noted below, Consolidated Group is in complete compliance for the period ending with all required financial covenants set forth herein and the Borrowers are in complete compliance with their covenants as set forth in the Credit Agreement to which they are a party and (ii) all representations and warranties of Parent Guarantor in the Guarantee and Borrowers stated in the Credit Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

                    PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


         REPORTING COVENANT                           REQUIRED                                    COMPLIES
         ------------------                           --------                                    --------
         Monthly financial statements           Monthly within 30 days                      Yes              No
         Annual (CPA Audited)                   FYE within 90 days                          Yes              No
         10Q and 10K                            Within 5 days after filing                  Yes              No
                                                with the SEC
         A/R & A/P Agings                       Monthly within 30 days                      Yes              No
         A/R Audit                              Initial and Semi-Annual                     Yes              No




         FINANCIAL COVENANT                          REQUIRED            ACTUAL                   COMPLIES
         ------------------                          --------            ------                   --------
         Maintain for the quarters indicated:

           Minimum Quarterly Quick Ratio
              Quarter Ending March 31, 1999          0.50 to 1.0       _____:1.0            Yes              No
              Quarter Ending June 30, 1999           0.50 to 1.0       _____:1.0            Yes              No

           Minimum Quarterly Profitability
               Quarter Ending 3/31/99                ($600,000)        $________            Yes              No
               Quarter Ending 6/30/99
                        and thereafter               ($2,500,000)1     $________            Yes              No




--------
     1 Excluding charges against earnings of warrant/option value, accrued dividends and

--------
employee non-cash compensation of no greater than $6,500,000.

COMMENTS REGARDING EXCEPTIONS:  See Attached.

Sincerely,


-----------------------------------
SIGNATURE

TITLE:_____________________________

DATE:_____________________________